Commitments, Guarantees and Contingencies	12 Months Ended
Mar. 31, 2022
Commitments, Guarantees and Contingencies [Abstract]
Commitments, Guarantees and Contingencies

19. Commitments, guarantees and contingencies

A)	Capital commitments

The commitments for the purchase of property, plant and equipment were INR 12,931 million and INR 2,857 million (US$37.7 million) as of March 31, 2021 and 2022 respectively.

B)	Guarantees

The terms of our PPAs provide for the annual delivery of a minimum amount of electricity at fixed prices. Under the terms of the PPAs, we have issued irrevocable performance bank guarantees. These in total amount to INR 7,730 and INR 5,179 million (US$68.3 million) as of March 31, 2021 and 2022 respectively.

As of March 31, 2021 and 2022, the Company has irrevocable performance bank guarantees aggregating to INR 5,366 million and INR 2,320 million (US$30.6 million) respectively, in relation to under construction projects. Further, bank guarantees of INR 516 million and INR 1,517 million (US$20.0 million) as of March 31, 2021 and 2022 respectively are in relation to commissioned projects as per respective PPAs and other project requirements.

Bank guarantees amounting to INR 906 million and INR 458 million (US$6.0 million) as of March 31, 2021 and 2022 respectively, have been issued to meet Debt-Service Reserve Account (DSRA) requirements for outstanding loans.

We have also obtained guarantees from financial institutions as a part of the bidding process for establishing solar projects amounting to INR 932 million and INR 873 million (US$11.5 million) as of March 31, 2021 and 2022 respectively. We have given term deposits as collateral for those guarantees which are classified as restricted cash on the consolidated balance sheet.

Further, INR 10 million and INR 11 million (US$0.1 million) bank guarantee as of March 31, 2021 and 2022 respectively, are towards other commitments. The funds released from maturity/settlement of existing bank guarantees can be used for future operational activities.

C) Contingencies

A PIL had been initiated by certain individuals claiming to be wildlife experts/interested in conservation of wildlife, before the Supreme Court of India against various state governments such as Rajasthan, Gujarat, and MNRE, MOP among others, seeking protection of the two endangered bird species, namely the GIB and the Lesser Florican found in the states of Rajasthan and Gujarat. The Supreme Court by way of order dated April 19, 2021 issued directions to: (i) underground all low voltage transmission lines, existing and future lines falling in potential and priority habitats of GIB, (ii) to convert all existing high voltage lines in priority and potential areas of GIB where found feasible within a period of one year, if not found feasible, the matter to be referred to the committee formed by the Supreme Court which will take a decision on feasibility, and (iii) to install bird diverters on all existing overhead lines in the interim.

We and many other developers have projects in the potential area as determined by the court, hence aggrieved by the order, the Solar Power Developers Association (“SPDA”) and Union of India have filed an application before the Supreme Court seeking among others, exemption from undergrounding of transmission lines in potential areas. The matter was last listed on November 30, 2022, whereby directions have been passed to parties to ensure installation of bird diverters in the Priority Area and for them to be in compliance with quality standards issued by the Supreme Court Committee. The PIL is presently pending. The SPDA has filed an application seeking modification of Supreme Court’s order dated April 19, 2021. If the modification application is dismissed, we might entail significant costs and delays. Based on evaluation of management the capital outflow for acquisition and installation of bird divertors are not material.